SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2004

Verticalnet, Inc.

(Exact name of Registrant as Specified in its Charter)

Pennsylvania	000-25269	23-2815834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chester Field Parkway, Malvern, PA	19355
(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: (610) 240-0600

Not Applicable

(Former name and former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

The following press release is included as an exhibit to this report furnished under Item 12:

99.1   Press Release dated May 6, 2004 issued by Verticalnet, Inc.

ITEM 9.      REGULATION FD DISCLOSURE AND ITEM 12. DISCLOSURE OF RESULTS OF OPERTIONS AND FINANCIAL CONDITIONS

The following information is furnished under “Item 9. Regulation FD Disclosure” and “Item 12. Disclosure of Results of Operations and Financial Condition.”

On May 6, 2004, Verticalnet, Inc. (“Verticalnet”) issued a press release setting forth Verticalnet’s financial information for the quarter ended March 31, 2004. A copy of Verticalnet’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERTICALNET, INC.

Date: May 7, 2004	By:	/S/ GENE S. GODICK

Name: Gene S. Godick Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Release, dated May 6, 2004 issued by Verticalnet, Inc